UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2019

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue

Suite 2200, LB 36

Dallas, Texas 75204-2960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZIXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on June 5, 2019. The proposals presented at the annual meeting are described in detail in the definitive Proxy Statement relating thereto, which was filed with the Securities and Exchange Commission on April 26, 2019. The voting results detailed below represent final results as certified by an independent inspector of elections.

Proposal 1:	Election of Directors

Shareholders elected the following individuals as Directors of the Company.

Nominee	For	Withheld	Broker Non-Votes
Mark J. Bonney	48,985,611	364,347	8,798,973
Taher A. Elgamal	48,929,754	420,204	8,798,973
James H. Greene, Jr.	48,873,887	476,071	8,798,973
Robert C. Hausmann	48,582,751	767,207	8,798,973
Maribess L. Miller	49,139,851	210,107	8,798,973
Richard D. Spurr	48,445,160	904,798	8,798,973
Brandon Van Buren	49,151,258	198,700	8,798,973
David J. Wagner	49,116,152	233,806	8,798,973

Proposal 2:	Ratification of Appointment of Accountants

Shareholders ratified the appointment of Whitley Penn LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-votes
57,838,694	150,971	159,266	-0-

Proposal 3:	“Say on Pay”

Shareholders approved the following resolution: “Resolved, that shareholders approve the compensation of the Company’s named executive officers, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative executive compensation disclosure contained in this proxy statement.” Approximately 98.8% of the shares entitled to vote and represented at the meeting were voted “For” the subject resolution.

For	Against	Abstain	Broker Non-votes
48,768,748	425,923	155,287	8,798,973

Proposal 4:	Nasdaq Proposal

Shareholders approved, in accordance with Nasdaq Listing Rule 5635, (i) the conversion of our outstanding shares of Series B Preferred Stock into shares of Series A Preferred Stock and (ii) the issuance of shares of our common stock in connection with any future conversion or redemption of our Series A Preferred Stock into common stock or any other issuance of common stock to an investment fund managed by True Wind Capital Management, L.P. pursuant to the terms of the Investment Agreement between the Company and the investment fund, dated January 14, 2019 that, absent such approval, would violate Nasdaq Listing Rule 5635.

For	Against	Abstain	Broker Non-votes
38,118,370	249,693	10,981,895	8,798,973

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

Date: June 6, 2019	By:	/s/ Noah F. Webster
Noah F. Webster
Vice President, General Counsel and Corporate Secretary